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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported): September 2, 1997




                             PARTY CITY CORPORATION
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             (Exact name of registrant as specified in its charter)

         Delaware                          0-27826               22-3033692
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(State or other jurisdiction             (Commission            IRS Employer
     of incorporation)                   File Number)        Identification No.

400 Commons Way, Rockaway, New Jersey                               07866
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (201) 983-0888

N/A
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(Former name or former address, if changed since last report)

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Item 2. Acquisition of Assets
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        (a)     On September 2, 1997, the Registrant purchased substantially all of the assets (the "Assets") of each of Hammond Retailing of Mesquite, L.C., Hammond Retailing of West Plano, L.C., Hammond Retailing of Richardson, L.C., Hammond Retailing of Arlington, L.C., Hammond Retailing of Carrollton, L.C., Hammond Retailing of Irving, L.C., Hammond Retailing of Medallion, L.C., Hammond Retailing of Red Bird LLC, Hammond Retailing of Vista Ridge, LLC, Hammond Retailing of Pleasant Grove, LLC, and Hammond Retailing of White Rock, LLC, each a Texas limited liability company and a franchisee of the Registrant (collectively, the "Sellers"), for cash consideration of approximately $8,390,000, subject to further adjustment. With respect to each of the Sellers other than Hammond Retailing of Pleasant Grove, LLC, the purchase price was based in part on the revenues of each of the Sellers. The purchase price with respect to the purchase of assets from Hammond Retailing of Pleasant Grove, LLC, a franchise which commenced operations on June 17, 1997, was based in part on the cost of inventory and store opening costs and pre-paid expenses incurred by such Seller. The purchase price of the Assets may be adjusted based on variations between the Registrant's estimates of inventory value and payable amounts at closing and actual amounts determined after a post-closing review, scheduled to occur not later than 90 days from the closing date.

        In anticipation of completing the purchase of the Assets, on July 7, 1997, the Registrant assumed the obligations of Hammond Retailing of Plano East, LLC, a franchisee of the Registrant, in connection with the pending opening of a Party City(R) store in Plano East, Texas, including the existing real estate lease agreement, trade payables, inventory cost and opening costs and pre-opening expenses. Simultaneous with the closing of the purchase of the Assets, the Registrant remitted to Hammond Retailing of Plano East, LLC approximately $98,000 in satisfaction of such obligations.

        The funds used for the acquisition of the Assets and the opening of the Plano East store were obtained from a draw on a line of credit provided by PNC Bank, National Association. Amounts borrowed under this line bear interest at the Registrant's option at 1/2 of 1% below the bank's prime rate (8.5% as of September 1, 1997) or LIBOR plus 1.25% (which margin for the LIBOR rate option is subject to reduction to .75% or increase to 1.75% based on the Company's ratio of total liabilities to tangible net worth), and are secured by a blanket lien on the Registrant's tangible and intangible assets.

        (b) Prior to the acquisition, each of the Sellers used the assets in its business as a speciality retailer of party supplies as a franchisee of the Registrant. Registrant plans to continue this business with the Assets in the same manner and to integrate each of the businesses of the Sellers with the Registrant's other Party City(R) stores. Prior to the acquisition of the Assets, there was no relationship between the Registrant (and/or any of its affiliates, directors, officers or any associates of any of such director or officer), and any of the Sellers.

Item 7. Financial Statements and Exhibits
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        (a)     Financial Statements of Businesses Acquired. Registrant is
unable to provide the required financial statements for the acquired businesses at this time because such financial statements are not available. The required financial statements are currently being prepared and will be filed under cover of an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the date on which this report on Form 8-K must be filed.

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        (b)     Pro Forma Financial Information. Registrant is unable to
provide the required pro forma financial information to reflect the acquired businesses at this time because such financial information is not available. The required pro forma financial information is currently being prepared and will be filed under cover of an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the date on which this report on Form 8-K must be filed.

        (c)     Exhibits.

                2.1 Asset Purchase Agreement dated as of September 2, 1997 by and among the Registrant and Hammond Retailing of Mesquite, L.C., Hammond Retailing of West Plano, L.C., Hammond Retailing of Richardson, L.C., Hammond Retailing of Arlington, L.C., Hammond Retailing of Carrollton, L.C., Hammond Retailing of Irving, L.C., Hammond Retailing of Medallion, L.C., Hammond Retailing of Red Bird LLC, Hammond Retailing of Vista Ridge, LLC, Hammond Retailing of Pleasant Grove, LLC, Hammond Retailing of White Rock, LLC, Hammond Communications, Inc. and
                        Mr. Geoffrey Hammond (without exhibits or schedules).

                2.2 Letter Agreement by and between the Registrant and Hammond Retailing of Plano East, LLC dated July 7, 1997.

                10.1 Third Amendment to Loan and Security Agreement dated as of June 16, 1997, between the Registrant and PNC Bank, National Association.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Party City Corporation
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                                                (Registrant)

Date:   September 12, 1997              By:  /s/ David E. Lauber
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                                             David E. Lauber,
                                             Executive Vice President

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                                EXHIBIT INDEX


              ITEM NO.                 DESCRIPTION


                2.1 Asset Purchase Agreement dated as of September 2, 1997 by and among the Registrant and Hammond Retailing of Mesquite, L.C., Hammond Retailing of West Plano, L.C., Hammond Retailing of Richardson, L.C., Hammond Retailing of Arlington, L.C., Hammond Retailing of Carrollton, L.C., Hammond Retailing of Irving, L.C., Hammond Retailing of Medallion, L.C., Hammond Retailing of Red Bird LLC, Hammond Retailing of Vista Ridge, LLC, Hammond Retailing of Pleasant Grove, LLC, Hammond Retailing of White Rock, LLC, Hammond Communications, Inc. and
                        Mr. Geoffrey Hammond (without exhibits or schedules).

                2.2 Letter Agreement by and between the Registrant and Hammond Retailing of Plano East, LLC dated July 7, 1997.

                10.1 Third Amendment to Loan and Security Agreement dated as of June 16, 1997, between the Registrant and PNC Bank, National Association.